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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               November 15, 1998
               Date of Report (Date of Earliest Event Reported)


                      Headlands Mortgage Securities Inc.
          (as Sponsor of the Headlands Home Equity Loan Trust 1998-1
        Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1)


                      HEADLANDS MORTGAGE SECURITIES INC.
            (Exact Name of Registrant as Specified in Its Charter)



           Delaware                333-28031-2               68-0397342
  (State or Other Jurisdiction    (Commission File       (I.R.S. Employer
       of Incorporation)              Number)           Identification No.)

          1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
                   (Address of Principal Executive Offices)


                                (415) 461-6790
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-1 (the "Series 1998-1 Notes").

                  The following exhibit which relates specifically to the Series 1998-1 Notes is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to holders of Series 1998-1 Notes dated
                          November 15, 1998.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 23, 1998



                               HEADLANDS MORTGAGE
                               SECURITIES INC.



                               By:      /s/ Gilbert J. MacQuarrie
                                   -------------------------------------------
                                    Gilbert J. MacQuarrie
                                    Vice President, Treasurer and Secretary
                                    (Principal Financial Officer and
                                    and Principal Accounting Officer)

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                                 EXHIBIT INDEX


Exhibit Number                                                      Page Number

10.1 Monthly Payment Date Statement distributed to holders
of Series 1998-1 Notes dated November 15, 1998...........................5